COMMITMENTS	12 Months Ended
Dec. 31, 2018
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
COMMITMENTS
COMMITMENTS
The following is a summary of Bellatrix’s commitments as at December 31, 2018:

($000s)	1 Year	2-3 Years	4-5 Years	More than 5 years	Total
Operating leases (1)	$22,433	$41,107	$33,782	$14,745	$112,067
Transportation and processing agreements (2)	$53,943	$92,147	$66,161	$101,882	$314,133
(1) Operating leases is comprised of the Company’s commitment for office space, net of recoveries and gross operating leases for field equipment. The Company is committed to payments under fixed term operating leases for office space which do not currently provide for early termination.
(2) Transportation agreements is comprised of commitments to third parties to transport natural gas. Processing agreements is comprised of commitments to process natural gas and natural gas liquids through processing facilities.
Bellatrix has commitments of 60,000 MMbtu/d under its physical market diversification contracts, refer to note 13.
Bellatrix is involved in litigation and claims arising in the normal course of operations. Such claims are not expected to have a material impact on Bellatrix’s results of operations or cash flows.
Bellatrix and Keyera Partnership ("Keyera") have entered into a midstream services and governance agreement pursuant to which Bellatrix will have exclusive access to the purchased capacity (approximately 80.5 MMcf/d post commissioning of Phase 2) for a term of 10 years, and will remain the operator of the Alder Flats Plant.  In exchange for exclusive access to the purchased capacity during the term, Keyera will be entitled to receive, on an annual basis, a guaranteed fee calculated with reference to the capital fees that Keyera will otherwise receive in accordance with the terms of the construction, ownership and operation agreement governing the Alder Flats Plant.